EXHIBIT A

Effective May 12 2010 the
Companys Name Changed to
Swedish Orphan Biovitrum AB

AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents one 1 deposited
Share

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
WITHOUT PAR VALUE OF
BIOVITRUM AB publ

INCORPORATED UNDER THE
LAWS OF THE KINGDOM OF
SWEDEN

The Bank of New York Mellon as
depositary hereinafter called the
Depositary hereby certifies that
or registered assigns IS THE
OWNER OF AMERICAN
DEPOSITARY SHARES

representing deposited ordinary
shares herein called Shares of
Biovitrum AB publ incorporated
under the laws of the Kingdom of
Sweden herein called the
Company. At the date hereof
each American Depositary Share
represents one 1 Share deposited
or subject to deposit under the
Deposit Agreement as such term
is hereinafter defined at the SEB
Merchant Banking Securities
Services Rissneleden 110 R A5
SE106 40 Stockholm Sweden
and Svenska Handelsbanken Intl
Custody Services S10670
Stockholm Sweden each herein
called the Custodian. The
Depositarys Corporate Trust
Office is located at a different
address than its principal
executive office.  Its Corporate
Trust Office is located at 101
Barclay Street New York N.Y.
10286 and its
principal executive office is
located at One Wall Street New
York N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286


1. THE DEPOSIT AGREEMENT.

This American Depositary
Receipt is one of an issue herein
called Receipts all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement dated as of
2009 herein called the Deposit
Agreement by and among the
Company the Depositary and all
Owners and Holders from time
to time of American Depositary
Shares issued thereunder each of
whom by accepting American
Depositary Shares agrees to
become a party thereto and
become bound by all the terms
and conditions thereof. The
Deposit Agreement sets forth the
rights of Owners and Holders
and the rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities
property and cash from time to
time received in respect of
such Shares and held thereunder
such Shares securities property
and cash are herein called
Deposited Securities. Copies of
the Deposit Agreement are on
file at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.
The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and
are qualified by and subject to
the detailed provisions of the
Deposit Agreement to which
reference is hereby made.
Capitalized
terms defined in the Deposit
Agreement and not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2. SURRENDER OF RECEIPTS
AND WITHDRAWAL OF
SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of
American Depositary Shares and
upon payment of the fee of the
Depositary provided in this
Receipt and subject to the terms
and conditions of the Deposit
Agreement and the requirements
of
Swedish law and the Companys
articles of association the Owner
of those American Depositary
Shares is entitled to delivery to
him or as instructed of the
amount of Deposited Securities
at the time represented by those
American Depositary Shares.
Delivery of such Deposited
Securities may be made by the
delivery of a certificates or
account transfer in the name of
the Owner hereof or as ordered
by him with proper endorsement
or accompanied by proper
instruments or instructions of
transfer and b any other
securities property and cash to
which such Owner is then
entitled in respect of this
Receipt. Such delivery will be
made at the option of the Owner
hereof either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be
at the risk and expense of the
Owner hereof.

3. TRANSFERS SPLITUPS AND
COMBINATIONS OF
RECEIPTS.
Transfers of American
Depositary Shares may be
registered on the books of the
Depositary by the Owner in
person or by a duly authorized
attorney upon surrender of those
American Depositary Shares
properly endorsed for transfer or
accompanied by
proper instruments of transfer in
the case of a Receipt or pursuant
to a proper instruction including
for the avoidance of doubt
instructions through DRS and
Profile as defined and provided
in Section 2.11 of the Deposit
Agreement in the case of
uncertificated American
Depositary Shares and funds
sufficient to pay any applicable
transfer taxes and the expenses
of the Depositary and upon
compliance with such
regulations if any as the
Depositary may establish for
such purpose. This Receipt may
be split into other such Receipts
or may be combined with other
such Receipts into one Receipt
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered. The Depositary
upon surrender of certificated
American Depositary Shares for
the purpose of exchanging for
uncertificated American
Depositary Shares shall cancel
those certificated American
Depositary Shares and send the
Owner a statement confirming
that the Owner is the Owner of
uncertificated American
Depositary Shares. The
Depositary upon receipt of a
proper instruction including for
the avoidance of doubt
instructions through DRS and
Profile as
provided in Section 2.11 of the
Deposit Agreement from the
Owner of uncertificated
American Depositary Shares for
the purpose of exchanging for
certificated American Depositary
Shares shall cancel those
uncertificated American
Depositary Shares and deliver to
the Owner the same number of
certificated American Depositary
Shares. As a condition precedent
to the delivery registration of
transfer or surrender of any
American Depositary Shares or
splitup or combination of any
Receipt or
withdrawal of any Deposited
Securities the Depositary the
Custodian or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt or
instruction for registration of
transfer or surrender of
American Depositary Shares not
evidenced by a Receipt of a sum
sufficient to reimburse it for any
tax or other governmental charge
and any stock transfer or
registration fee with respect
thereto including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn
and payment of any applicable
fees as provided in the Deposit
Agreement may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance
with any regulations the
Depositary may establish
consistent with the provisions of
the Deposit Agreement.  The
delivery of American Depositary
Shares against deposit of Shares
generally or against deposit of
particular Shares may be
suspended or the transfer of
American Depositary Shares in
particular instances may be
refused or the registration of
transfer of outstanding American
Depositary Shares generally may
be suspended during any period
when the transfer books of the
Depositary the Company or the
Foreign Registrar if applicable
are closed or if any such action is
deemed necessary or advisable
by the Depositary or the
Company at any time or from
time to time because of any
requirement of law or of any
government or governmental
body or commission or under
any provision of the Deposit
Agreement or for any other
reason subject to the provisions
of the following sentence.
Notwithstanding anything to the
contrary in the Deposit
Agreement or this Receipt the
surrender of outstanding
American Depositary Shares and
withdrawal of Deposited
Securities may not be suspended
subject only to i temporary
delays caused by closing the
transfer books of the Depositary
or the Company or the Foreign
Registrar if applicable or the
deposit of Shares in connection
with voting at a shareholders
meeting or the payment of
dividends ii the payment of fees
taxes and similar charges
and iii compliance with any U.S.
or foreign laws or governmental
regulations relating to the
American Depositary Shares or
to the withdrawal of the
Deposited Securities. Without
limitation of the foregoing the
Depositary shall not knowingly
accept for deposit under the
Deposit Agreement any Shares
which would be required to be
registered under the provisions
of the Securities Act of 1933
unless a registration statement is
in effect as to such Shares and
the corresponding American
Depositary Shares for such offer
and sale.

The Depositary shall comply
with and shall cause the
Custodian to comply with
written instructions of the
Company not to accept for
deposit hereunder any Shares
identified in such instructions at
such times and under such
circumstances as may be
specified
in such instructions in order to
facilitate the Companys
compliance with the securities
laws of the United States.

4. LIABILITY OF OWNER FOR
TAXES.
If any tax or other governmental
charge shall become payable
with respect to any American
Depositary Shares or any
Deposited Securities represented
by any American Depositary
Shares such tax or other
governmental charge shall be
payable by the
Owner to the Depositary. The
Depositary may refuse to register
any transfer of those American
Depositary Shares or any
withdrawal of Deposited
Securities represented by those
American Depositary Shares
until such payment is made and
the Company and the Depositary
may withhold any dividends or
other distributions or the
Depositary may sell for the
account of the Owner any part or
all of the Deposited Securities
represented by those American
Depositary Shares and may apply
such dividends or other
distributions or the proceeds of
any such sale in payment of such
tax or other governmental charge
and the Owner shall remain
liable for any deficiency.

5. WARRANTIES ON DEPOSIT
OF SHARES.
Every person depositing Shares
under the Deposit Agreement
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
validly issued fully paid
nonassessable and free of any
preemptive or other similar
rights of the holders of
outstanding Shares and that the
person making such deposit is
duly authorized so to do. Every
such person shall also be deemed
to represent that the deposit of
such Shares and the sale of
American Depositary Shares
representing such Shares by that
person are not
restricted under the Securities
Act of 1933. Such
representations and warranties
shall survive the deposit of
Shares and delivery of American
Depositary Shares.

6. FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner or Holder
may be required from time to
time to file with the Depositary
or the Custodian such proof of
citizenship or residence
exchange control approval or
such information relating to the
registration on the books of the
Company or the Foreign
Registrar if applicable to execute
such certificates and to make
such  representations and
warranties as the Depositary may
deem necessary or proper or as
the Company may instruct in
writing the
Depositary to require. The
Depositary may and at the
request of the Company shall
withhold the delivery or
registration of transfer of any
American Depositary Shares or
the distribution of any dividend
or sale or distribution of rights or
of the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or such
certificates are executed or such
representations and warranties
made. Promptly upon the
request of the Company the
Depositary shall provide the
Company with
copies of such proofs certificates
or other information it receives
pursuant to this Section unless
prohibited by applicable law.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that all conditions to
such deposits under Swedish law
and the terms of the Deposit
Agreement have been satisfied
by the person depositing such
Shares and that any necessary
approval has been granted by
any governmental body in the
Kingdom of Sweden that is then
performing the function of the
regulation of currency exchange.

7. CHARGES OF DEPOSITARY.
The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering American
Depositary Shares or to whom
American Depositary Shares are
issued including without
limitation issuance pursuant to a
stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
American Depositary Shares or
Deposited Securities or a
delivery of American Depositary
Shares pursuant to Section 4.03
of the Deposit Agreement or by
Owners
as applicable 1 taxes and other
governmental charges 2 such
registration fees as may from
time to time be in effect for the
registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and applicable
to transfers of
Shares to or from the name of
the Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement 3 such
cable telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement 4 such expenses as
are incurred by the Depositary in
the conversion of Foreign
Currency pursuant to Section
4.05 of the Deposit Agreement 5
a fee of 5.00 or less per 100
American Depositary Shares or
portion thereof for the delivery
of American Depositary Shares
pursuant to Section 2.03 4.03 or
4.04 of the Deposit Agreement
and the surrender of American
Depositary Shares pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement 6 a fee of .02
or less per American Depositary
Share or portion thereof for any
cash distribution made pursuant
to the Deposit Agreement
including but not limited to
Sections 4.01 through 4.04 of the
Deposit Agreement 7 a fee for the
distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement such fee
being in an amount equal to the
fee for the execution and delivery
of American Depositary Shares
referred to above which would
have been charged as a result of
the deposit of such securities for
purposes of this clause 7 treating
all such securities as if they were
Shares but which securities are
instead distributed by the
Depositary to Owners and 8 any
other charges payable by the
Depositary any of the
Depositarys agents including the
Custodian or the agents of the
Depositarys agents in connection
with the servicing of Shares or
other Deposited Securities which
charge shall be assessed against
Owners as of the date or dates
set by the Depositary in
accordance with Section 4.06 of
the Deposit Agreement and shall
be payable at the sole discretion
of the Depositary by billing such
Owners for such charge or by
deducting such charge from one
or more cash dividends or other
cash distributions.  The
Depositary subject to Article 8
hereof may own and deal in any
class of securities of the
Company and its affiliates and in
American Depositary Shares.

8. PRERELEASE OF RECEIPTS.
Unless requested by the
Company to cease doing so the
Depositary may notwithstanding
Section 2.03 of the Deposit
Agreement the Depositary may
deliver American Depositary
Shares prior to the receipt of
Shares pursuant to Section 2.02
of the Deposit Agreement a
PreRelease. The Depositary may
pursuant to Section 2.05 of the
Deposit Agreement deliver
Shares upon the surrender of
American Depositary Shares that
have been PreReleased whether
or not such cancellation is prior
to the termination of such
PreRelease or the Depositary
knows that such American
Depositary Shares have been
PreReleased. The Depositary
may receive American
Depositary Shares in lieu of
Shares in satisfaction of a
PreRelease. Each PreRelease will
be a preceded or
accompanied by a written
representation from the person
to whom American Depositary
Shares or Shares are to be
delivered that such person or its
customer owns the Shares or
American Depositary Shares to
be remitted as the case may be b
at all times fully
collateralized with cash or such
other collateral as the Depositary
deems appropriate c terminable
by the Depositary on not more
than five 5 Business Days notice
and d subject to such further
indemnities and credit
regulations as the Depositary
deems
appropriate. The number of
American Depositary Shares
which are outstanding at any
time as a result of PreRelease
will not normally exceed thirty
percent 30% of the Shares
deposited under the Deposit
Agreement provided however
that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.
The Depositary may retain for its
own account any compensation
received by it in connection with
the foregoing.

9. TITLE TO RECEIPTS.
It is a condition of this Receipt
and every successive Owner and
Holder of this Receipt by
accepting or holding the same
consents and agrees that when
properly endorsed or
accompanied by proper
instruments of transfer shall be
transferable as certificated
registered securities under the
laws of the State of New York.
American Depositary Shares not
evidenced by Receipts shall be
transferable as uncertificated
registered securities under the
laws of the State of New York.
The Depositary and the
Company notwithstanding any
notice to the contrary may treat
the Owner of American
Depositary Shares as the
absolute owner thereof for the
purpose of determining the
person entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement and for
all other purposes and neither
the Depositary nor the Company
shall have any obligation or be
subject to any liability under the
Deposit Agreement to any
Holder of American Depositary
Shares unless that Holder is the
Owner of those American
Depositary Shares.

10. VALIDITY OF RECEIPT.

This Receipt shall not be entitled
to any benefits under the Deposit
Agreement or be valid or
obligatory for any purpose unless
this Receipt shall have been
executed by the Depositary by
the manual signature of a duly
authorized signatory of the
Depositary provided however
that such signature may be a
facsimile if a Registrar for the
Receipts shall have been
appointed and such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.

11. REPORTS INSPECTION OF
TRANSFER BOOKS.
The Company publishes
information in English required
to maintain the exemption from
registration under Rule 12g32b
under the Securities Exchange
Act of 1934 as amended on its
Internet web site or through an
electronic information delivery
system
generally available to the public
in its primary trading market.
The Companys Internet web site
address is www.biovitrum.com.
The Depositary will make
available for inspection by
Owners at its Corporate Trust
Office any reports notices and
other
communications including any
shareholder notice or proxy
soliciting material received from
the Company which are both a
received by the Depositary as the
holder of the Deposited
Securities and b made generally
available to the holders of such
Deposited
Securities by the Company. The
Depositary will also upon written
request by the Company send to
Owners copies of such reports
and other communications when
furnished by the Company
pursuant to the Deposit
Agreement. Any such reports
and
communications including any
such proxy soliciting material
furnished to the Depositary by
the Company shall be furnished
in English to the extent such
materials are required to be
translated into English pursuant
to any regulations of the
Commission.
The Depositary will keep books
at its Corporate Trust Office for
the registration of American
Depositary Shares and transfers
of American Depositary Shares
which at all reasonable times
shall be open for inspection by
the Owners provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a
business or object other than the
business of the Company or a
matter related to the Deposit
Agreement or the American
Depositary Shares.

12. DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities the
Depositary will if at the time of
receipt thereof any amounts
received in a Foreign Currency
can in the judgment of the
Depositary be converted
on a reasonable basis into
Dollars transferable to the
United States and subject to the
Deposit Agreement convert such
dividend or distribution into
Dollars and will distribute the
amount thus received net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement to the
Owners entitled thereto provided
however that in the event that
the Company or the Depositary
is required to withhold and does
withhold from any cash dividend
or other cash distribution in
respect of any Deposited
Securities an amount on account
of taxes or other governmental
charges the amount distributed
to the Owners of the
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.  Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement
whenever the Depositary
receives any distribution other
than a distribution described in
Section 4.01 4.03 or 4.04 of the
Deposit Agreement the
Depositary will as promptly as
practicable after consultation
with the Company to the extent
practicable cause the securities
or property received by the
Depositary to be distributed to
the Owners entitled thereto in
any manner that the Depositary
may deem equitable and
practicable for
accomplishing such distribution
provided however that if in the
opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto or if for any
other reason the Depositary
deems such distribution not to
be feasible the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting such
distribution including but not
limited to the public or private
sale of the securities or property
thus received or any part thereof
and the net proceeds of any such
sale net of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement. The
Depositary may withhold any
distribution of securities under
Section 4.02 of the Deposit
Agreement if it has not received
satisfactory assurances from the
Company that the distribution
does not require registration
under the Securities Act of 1933.
The Depositary may sell by
public or private sale an amount
of securities or other property it
would otherwise distribute under
this Article that is sufficient to
pay its fees and expenses in
respect of that distribution.  If
any distribution consists of a
dividend in or free distribution
of Shares the Depositary may
and shall if so requested by
the Company deliver to the
Owners entitled thereto an
aggregate number of American
Depositary Shares representing
the amount of Shares received as
such dividend or free
distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and after
deduction or upon issuance of
American Depositary Shares
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees and expenses
of the
Depositary as provided in Article
7 hereof and Section 5.09 of the
Deposit Agreement and the
Depositary may sell by public or
private sale an amount of Shares
received sufficient to pay its fees
and expenses in respect of that
distribution. In lieu of delivering
fractional American Depositary
Shares in any such case the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds all in
the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.
If additional American
Depositary Shares are not so
delivered each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby. In the event
that the Depositary determines
that any distribution in property
including Shares and rights to
subscribe therefor is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold the
Depositary may by public or
private sale dispose of all or a
portion of such property
including Shares and rights to
subscribe therefor in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes or
charges to the Owners of
Receipts entitled thereto. The
Depositary shall forward to the
Company or its agent at the
expense of the Company such
information from its records as
the Company may reasonably
request to enable the Company
or its agent to file necessary
reports with governmental
agencies.

13. RIGHTS.
In the event that the Company
shall offer or cause to be offered
to the holders of any Deposited
Securities any rights to subscribe
for additional Shares or any
rights of any other nature the
Depositary after consultation
with the Company shall have
discretion as to the procedure to
be followed in making such
rights available to any Owners or
in disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or if by
the terms of such rights offering
or for any other reason the
Depositary may not either make
such rights available to any
Owners or dispose of such rights
and make the net proceeds
available to such Owners then
the Depositary shall allow the
rights to lapse. If at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners
but not to other Owners the
Depositary may distribute to any
Owner to whom it determines
the distribution to be lawful and
feasible in
proportion to the number of
American Depositary Shares held
by such Owner warrants or other
instruments therefor in such
form as it deems appropriate.  In
circumstances in which rights
would otherwise not be
distributed if an Owner requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary Shares
of such Owner under the Deposit
Agreement the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that a the Company
has elected in its sole discretion
to permit such rights to be
exercised and b such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.  If
the Depositary has distributed
warrants or other instruments
for rights to all or certain Owners
then upon instruction from such
an Owner pursuant to such
warrants or other instruments to
the Depositary from such Owner
to exercise such rights upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights and upon
payment of the fees and expenses
of the Depositary and any other
charges as set
forth in such warrants or other
instruments the Depositary shall
on behalf of such Owner exercise
the rights and purchase the
Shares and the Company shall
after receipt by it of the full
purchase price for the Shares
and the registration and issuance
of such Shares in accordance
with Swedish law and the
Companys articles of association
cause the Shares so purchased to
be delivered to the Depositary on
behalf of such Owner. As agent
for such Owner the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement and shall
pursuant to Section 2.03 of the
Deposit Agreement deliver
American Depositary Shares to
such Owner. In the case of a
distribution pursuant to the
second paragraph of this Article
13 such deposit shall be made
and depositary shares shall be
delivered under depositary
arrangements which provide for
issuance of depositary shares
subject to the appropriate
restrictions on sale deposit
cancellation and transfer under
applicable United States laws.  If
the Depositary determines in its
discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners
it may sell the rights warrants or
other instruments in proportion
to the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available and allocate the net
proceeds of such sales net of the
fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights warrants or other
instruments upon an averaged or
other practical basis without
regard to any distinctions among
such Owners because of
exchange restrictions or the date
of delivery of any American
Depositary Shares or otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under
the provisions of such Act
provided that nothing in the
Deposit Agreement shall create
any obligation on the part of the
Company to file a registration
statement with respect to such
rights or underlying securities or
to endeavor to have such a
registration statement
declared effective. If an Owner
requests the distribution of
warrants or other instruments
notwithstanding that there has
bee n no such registration under
the Securities Act of 1933 the
Depositary shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the United
States for the Company upon
which the Depositary may rely
that such distribution to such
Owner is
exempt from such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general or
any Owner in particular.

14. CONVERSION OF FOREIGN
CURRENCY.
Whenever the Depositary or the
Custodian shall receive Foreign
Currency by way of dividends or
other distributions or the net
proceeds from the sale of
securities property or rights and
if at the time of the receipt
thereof the Foreign Currency so
received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States in each case
pursuant to applicable law the
Depositary shall convert or cause
to be converted by sale or in any
other manner that it may
determine such Foreign
Currency into Dollars and such
Dollars shall be distributed to the
Owners entitled thereto as
promptly as practicable or if the
Depositary shall have distributed
any warrants or other
instruments which entitle the
holders thereof to such Dollars
then to the holders of such
warrants andor instruments
upon surrender thereof for
cancellation. Such distribution
may be made upon an averaged
or other practicable basis
without regard to any
distinctions among Owners on
account of exchange restrictions
the date of delivery of any
American Depositary Shares or
otherwise and shall be net of any
expenses of  conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement or taxes or other
governmental charges to be
withheld by the Company the
Custodian or the Depositary.  If
such conversion or distribution
can be effected only with the
approval or license of any
government or agency thereof
the Depositary shall file such
application for approval or
license if any as it may deem
desirable.  If at any time the
Depositary shall determine that
in its judgment any Foreign
Currency received by the
Depositary or the Custodian is
not convertible on a reasonable
basis into Dollars transferable to
the United States or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary the Depositary may
distribute the Foreign Currency
or an appropriate document
evidencing the right to receive
such Foreign Currency received
by the Depositary to or in its
discretion may hold such Foreign
Currency uninvested and
without liability for interest
thereon for the respective
accounts of the Owners entitled
to receive the same. If any such
conversion of Foreign Currency
in whole or in part cannot be
effected for distribution to some
of the Owners
entitled thereto the Depositary
may in its discretion make such
conversion and distribution in
Dollars to the extent permissible
to the Owners entitled thereto
and may distribute the balance of
the Foreign Currency received by
the Depositary to or hold such
balance uninvested and without
liability for interest thereon for
the respective accounts of the
Owners entitled thereto.

15. RECORD DATES.

Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash shall
be made or whenever rights shall
be issued with respect to the
Deposited Securities or
whenever the Depositary shall
receive notice of
any meeting of holders of Shares
or other Deposited Securities or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share or whenever
the Depositary shall find it
necessary or
convenient the Depositary shall
fix a record date which date shall
be the same date to the extent
practicable as the record date for
the Deposited Securities or if
different as close thereto as
practicable a for the
determination of the Owners
who shall be i entitled to receive
such dividend distribution or
rights or the net proceeds of the
sale thereof ii entitled to give
instructions for the exercise of
voting rights at any such meeting
or iii responsible for any fee
assessed by the Depositary
pursuant to the Deposit
Agreement or b on or after which
each American Depositary Share
will represent the changed
number of Shares subject to the
provisions of the Deposit
Agreement.

16. VOTING OF DEPOSITED
SECURITIES.

Upon receipt from the Company
of notice of any meeting of
holders of Shares or other
Deposited Securities if requested
in writing by the Company the
Depositary shall as soon as
practicable thereafter mail to the
Owners of Receipts a notice the
form of
which notice shall be in the
discretion of the Depositary
unless otherwise advised by the
Company in writing which shall
contain a such information as is
contained in such notice of
meeting received by the
Depositary from the Company b
a statement that the
Owners of Receipts as of the
close of business in New York on
a specified record date will be
entitled subject to any applicable
provision of Swedish law and of
the articles of association or
similar documents of the
Company to instruct the
Depositary as to the
exercise of the voting rights if
any pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and c a statement as to
the manner in which such
instructions may be given or
deemed given in accordance with
the last sentence of this
paragraph if no instruction is
received to the Depositary to give
a discretionary proxy to a person
designated by the Company.
Upon the written request of an
Owner of a Receipt on such
record date received on or before
the date established by the
Depositary for such purpose the
Depositary shall subject to any
applicable provision of Swedish
law and of the articles of
association or similar documents
of the Company endeavor insofar
as  practicable to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
the instructions set forth in such
request. The Depositary shall not
vote or attempt to exercise the
right to vote that attaches to the
Shares or other Deposited
Securities other than in
accordance with such
instructions or deemed
instructions. If no instructions
are received by the Depositary
from any Owner with respect to
any of the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or
before the date established by
the Depositary for such purpose
the Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a person
designated by the Company with
respect to such Deposited
Securities and the Depositary
shall give a discretionary proxy
to a person designated by the
Company to vote such Deposited
Securities provided that no such
instruction shall be deemed
given and no such discretionary
proxy shall be given with respect
to any matter as to which the
Company informs the Depositary
and the Company agrees to
provide such information as
promptly as practicable in
writing that x the Company does
not wish such proxy given y
substantial opposition exists or z
such matter materially and
adversely affects the rights of
holders of Shares.
There can be no assurance that
Owners generally or any Owner
in particular will receive the
notice described in the preceding
paragraph sufficiently prior to
the instruction date to ensure
that the Depositary will vote the
Shares or Deposited Securities in
accordance with the provisions
set forth in the preceding
paragraph.

17. CHANGES AFFECTING
DEPOSITED SECURITIES.

Upon any change in nominal
value change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization reorganization
merger or consolidation or sale
of assets affecting the Company
or to which it is a party or upon
the redemption or cancellation
by the Company of the Deposited
Securities any securities cash or
property which shall be received
by the Depositary or a Custodian
in exchange for in conversion of
in lieu of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement and American
Depositary Shares shall
thenceforth represent in addition
to the existing Deposited
Securities the right to receive the
new Deposited Securities so
received unless additional
Receipts are delivered pursuant
to the following sentence. In any
such case the Depositary may
and at the request of the
Company shall deliver additional
American Depositary Shares as
in the case of a dividend in
Shares or call for the surrender
of outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

18. LIABILITY OF THE
COMPANY AND DEPOSITARY.

Neither the Depositary nor the
Company nor any of their
respective directors employees
agents or affiliates shall incur
any liability to any Owner or
Holder i if by reason of any
provision of any present or
future law or regulation of the
United States or any other
country or of any governmental
or regulatory authority or by
reason of any provision present
or future of the articles of
association or any similar
document of the Company or by
reason of any provision of any
securities issued or distributed
by the
Company or any offering or
distribution thereof or by reason
of any act of God or war or
terrorism or other circumstances
beyond its control the Depositary
or the Company or any of their
directors employees agents or
affiliates shall be prevented
delayed or
forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing
any act or thing which by the
terms of the Deposit Agreement
or Deposited Securities it is
provided shall be done or
performed ii by reason of any
nonperformance or delay caused
as aforesaid in the performance
of any act or thing which by the
terms of the Deposit Agreement
it is provided shall or may be
done or performed iii by reason
of any exercise of or failure to
exercise any discretion provided
for in the Deposit Agreement iv
for the inability of any Owner or
Holder to benefit from any
distribution offering right or
other benefit which is made
available to holders of Deposited
Securities but is not under the
terms of the Deposit Agreement
made available to Owners or
Holders or v for any special
consequential or punitive
damages for any breach of the
terms of the Deposit Agreement.
Where by the terms of a
distribution pursuant to Section
4.01 4.02 or 4.03 of the Deposit
Agreement or an offering or
distribution pursuant to Section
4.04 of the Deposit Agreement
such distribution or offering may
not be made available to Owners
of Receipts and the
Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners then the Depositary
shall not make such distribution
or offering and shall allow any
rights if applicable to lapse. The
indemnities contained in the
preceding paragraph shall not
extend to any liability or expense
which arises solely and
exclusively out of a PreRelease as
defined in Section 2.09 of the
Deposit Agreement of American
Depositary Shares in accordance
with Section 2.09 of the Deposit
Agreement and which would not
otherwise have arisen had such
American Depositary Shares not
been the subject of a PreRelease
pursuant to Section 2.09 of the
Deposit Agreement provided
however that the indemnities
provided in the preceding
paragraph shall apply to any
such liability or expense i to the
extent that such liability or
expense would have arisen had
the American Depositary Shares
not been the subject of a
PreRelease or ii which may arise
out of any misstatement or
alleged misstatement or
omission or alleged omission in
any registration statement proxy
statement prospectus or
placement memorandum
or preliminary prospectus or
preliminary placement
memorandum relating to the
offer or sale of American
Depositary Shares except to the
extent any such liability or
expense arises out of i
information relating to the
Depositary or any Custodian
other than the
Company as applicable furnished
in writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing documents
or ii if such information is
provided the failure to state a
material fact necessary to make
the information provided not
misleading. Neither the
Company nor the Depositary
assumes any obligation or shall
be subject to any liability under
the Deposit Agreement to
Owners or Holders except that
they agree to perform their
obligations specifically set forth
in the Deposit Agreement
without negligence or bad faith.
If an action proceeding including
but not limited to any
governmental investigation
claim or dispute collectively a
Proceeding in respect of which
indemnity may be sought by
either party is brought or
asserted against the other party
the party seeking
indemnification the Indemnitee
shall promptly and in no event
more than ten 10 days after
receipt of notice of such
Proceeding notify in writing the
party obligated to provide such
indemnification
the Indemnitor of such
Proceeding. The failure of the
Indemnitee to so notify the
Indemnitor shall not impair the
Indemnitees ability to seek
indemnification from the
Indemnitor but only for costs
expenses and liabilities incurred
after such notice unless such
failure adversely affects the
Indemnitors ability to adequately
oppose or defend such
Proceeding. Upon receipt of such
notice from the Indemnitee the
Indemnitor shall be entitled to
participate in such Proceeding
and to the extent that it shall so
desire and provided no conflict
of interest exists as specified in
subparagraph b below or there
are no other defenses available to
Indemnitee as specified in
subparagraph d below to assume
the defense thereof with counsel
reasonably satisfactory to the
Indemnitee in which case all
attorneys fees and expenses
relating to the Proceeding shall
be borne by the Indemnitor and
the Indemnitor shall in good
faith defend the Indemnitee. The
Indemnitee shall have the right
to employ separate counsel in
any such Proceeding and to
participate in the defense thereof
but the fees and expenses of such
counsel shall be borne by the
Indemnitee unless a the
Indemnitor agrees in writing to
pay such fees and expenses b the
Indemnitee shall have
reasonably and in good faith
concluded that there is a conflict
of interest between the
Indemnitor and the Indemnitee
in the conduct of the defense of
such action c the Indemnitor
fails within ten 10 days
prior to the date the first
response or appearance is
required to be made in such
Proceeding to assume the
defense of such Proceeding with
counsel reasonably satisfactory
to the Indemnitee or d there are
legal defenses available to
Indemnitee that are different
from or are in addition to those
available to the Indemnitor. No
compromise or settlement of
such Proceeding may be effected
by either party
without the other partys consent
unless i there is no finding or
admission of any violation of law
and no effect on any other claims
that may be made against such
other party and ii the sole relief
provided is monetary damages
that are paid in full by the party
seeking the settlement. Neither
party shall have any liability with
respect to any compromise or
settlement effected without its
consent which shall not be
unreasonably withheld. The
Indemnitor shall have no
obligation to indemnify and hold
harmless the
Indemnitee from any loss
expense or liability incurred by
the Indemnitee as a result of a
default judgment entered against
the Indemnitee unless such
judgment was entered after the
Indemnitor agreed in writing to
assume the defense of such
Proceeding. The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the
Deposited Securities. Neither the
Depositary nor the Company
shall be under any obligation to
appear in prosecute or defend
any action suit or other
proceeding in respect of any
Deposited Securities or in
respect of the American
Depositary Shares on behalf of
any Owner or Holder or other
person. Neither the Depositary
nor the Company shall be liable
for any action or nonaction by it
in reliance upon the advice of or
information from legal counsel
accountants any person
presenting Shares for deposit
any Owner or Holder or any
other person believed by it in
good faith to be competent to
give such advice or information.
The Depositary shall not be
liable for any acts or omissions
made by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection with
a matter arising wholly after
the removal or resignation of the
Depositary provided that in
connection with the issue out of
which such potential liability
arises the Depositary performed
its obligations without
negligence or bad faith while it
acted as Depositary. The
Depositary shall not be liable for
the acts or omissions of any
securities depository clearing
agency or settlement system in
connection with or arising out of
book entry settlement of
Deposited Securities or
otherwise. The Depositary shall
not be responsible for any failure
to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith. No
disclaimer of liability under the
Securities Act of 1933 is intended
by any provision of the Deposit
Agreement.

19. RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company such
resignation to take effect upon
the earlier of
i the appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement or
ii termination by the Depositary
pursuant to Section 6.02 of the
Deposit Agreement. The
Depositary may at any time be
removed by
the Company by 90 days prior
written notice of such removal to
become effective upon the later
of i the 90th day after delivery of
the notice to the Depositary and
ii the appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement. The
Depositary in its discretion may
appoint a substitute or additional
custodian or custodians.

20. AMENDMENT.

The form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the
Company and the Depositary
without the consent of Owners or
Holders in any respect which
they may deem necessary or
desirable. Any amendment
which shall impose or increase
any fees or charges other than
taxes and other governmental
charges registration fees cable
telex or facsimile transmission
costs delivery costs or other such
expenses or which shall
otherwise prejudice any
substantial existing right of
Owners shall however not
become effective as to
outstanding American
Depositary Shares until the
expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding American
Depositary Shares. Every Owner
and Holder of American
Depositary Shares at the time
any amendment so becomes
effective shall be deemed by
continuing to hold such
American Depositary Shares or
any interest therein to consent
and agree to such amendment
and to be bound by the Deposit
Agreement as amended thereby.
In no event shall any amendment
impair the right of the Owner to
surrender American Depositary
Shares and receive therefor the
Deposited Securities represented
thereby except in order to
comply with mandatory
provisions of applicable law.  If
any governmental body should
adopt new laws rules or
regulations which would require
amendment of this Deposit
Agreement to ensure compliance
therewith the Company and the
Depositary may amend this
Deposit Agreement and the form
of Receipt at any time in
accordance with such changed
rules.

21. TERMINATION OF
DEPOSIT AGREEMENT.
The Company may terminate the
Deposit Agreement by
instructing the Depositary to
mail notice of termination to the
Owners of all American
Depositary Shares then
outstanding at least 60 days
prior to the termination date
included in such notice. The
Depositary may likewise
terminate the Deposit
Agreement if at any time 30 days
shall have expired after the
Depositary delivered to the
Company a written resignation
notice and if a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement in such case
the Depositary shall mail a notice
of termination to the Owners of
all American Depositary Shares
then outstanding at least 30 days
prior to the termination date. On
and after the date of termination
the Owner of American
Depositary Shares will upon a
surrender of such American
Depositary Shares b payment of
the fee of the Depositary for the
surrender of American
Depositary Shares referred to in
Section 2.05 and c payment of
any applicable taxes or
governmental charges be entitled
to delivery to it or upon its order
of the amount of Deposited
Securities represented by those
American Depositary Shares. If
any American Depositary Shares
shall remain outstanding after
the date of termination the
Depositary thereafter shall
discontinue the registration of
transfers of American Depositary
Shares shall suspend the
distribution of dividends and
making of other distributions
unless required by law to the
Owners thereof and shall not
give any further notices or
perform any further acts under
the Deposit Agreement except
that the Depositary shall
continue to collect dividends and
other distributions
pertaining to Deposited
Securities shall sell rights and
other property as provided in the
Deposit Agreement and shall
continue to deliver Deposited
Securities together with any
dividends or other distributions
received with respect thereto and
the net  proceeds of the sale of
any rights or other property
upon surrender of American
Depositary Shares after
deducting in each case the fee of
the Depositary for the surrender
of American Depositary Shares
any expenses for the account of
the Owner of such American
Depositary Shares in accordance
with the terms and conditions of
the Deposit Agreement and any
applicable taxes or governmental
charges. At any time after the
expiration of four months from
the date of termination the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale together with
any other cash then held by it
thereunder unsegregated and
without liability for interest for
the pro rata benefit of the
Owners of American Depositary
Shares that have not theretofore
been surrendered such Owners
thereupon becoming general
creditors of the
Depositary with respect to such
net proceeds. After making such
sale the Depositary shall be
discharged from all obligations
under the Deposit Agreement
except to account for such net
proceeds and other cash after
deducting in each case the fee of
the Depositary for the surrender
of American Depositary Shares
any expenses for the account of
the Owner of such American
Depositary Shares in accordance
with the terms and conditions of
the Deposit Agreement and any
applicable taxes or governmental
charges. Upon the termination of
the Deposit Agreement the
Company shall be discharged
from all obligations under the
Deposit Agreement except for
its obligations to the Depositary
with respect to indemnification
charges and expenses.

22. DTC DIRECT
REGISTRATION SYSTEM AND
PROFILE MODIFICATION
SYSTEM.
a Notwithstanding the provisions
of Section 2.04 of the Deposit
Agreement the parties
acknowledge that the Direct
Registration System DRS and
Profile Modification System
Profile shall apply to
uncertificated American
Depositary Shares
upon acceptance thereof to DRS
by DTC. DRS is the system
administered by DTC pursuant
to which the Depositary may
register the ownership of
uncertificated American
Depositary Shares which
ownership shall be evidenced by
periodic statements issued by the
Depositary to the Owners
entitled thereto. Profile is a
required feature of DRS which
allows a DTC participant
claiming to act on behalf of an
Owner to direct the Depositary
to register a transfer of those
American Depositary Shares to
DTC or its nominee and to
deliver those American
Depositary Shares to the DTC
account of that DTC participant
without receipt by the Depositary
of prior authorization from the
Owner to register such transfer.

b In connection with and in
accordance with the
arrangements and procedures
relating to DRSProfile the parties
understand that the Depositary
will not verify determine or
otherwise ascertain that the DTC
participant which is claiming to
be
acting on behalf of an Owner in
requesting registration of
transfer and delivery described
in subsection a has the actual
authority to act on behalf of the
Owner notwithstanding any
requirements under the Uniform
Commercial Code. For the
avoidance of doubt the
provisions of Sections 5.03 and
5.08 of the Deposit Agreement
shall apply to the matters arising
from the use of DRS. The parties
agree that the Depositarys
reliance on and compliance with
instructions received by the
Depositary through DRSProfile
and in
accordance with the Deposit
Agreement shall not constitute
negligence or bad faith on the
part of the Depositary.

23. SUBMISSION TO
JURISDICTION JURY TRIAL
WAIVER WAIVER OF
IMMUNITIES.
In the Deposit Agreement the
Company has i appointed CT
Corporation System 111 Eighth
Avenue 13th Floor New York
New York 10011 in the State of
New York as the Companys
authorized agent upon which
process may be served in any suit
or proceeding arising out of or
relating to the Shares or
Deposited Securities the
American Depositary Shares the
Receipts or this Agreement ii
consented and submitted to the
jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted
and iii agreed that service of
process upon said authorized
agent shall be deemed in every
respect effective service of
process upon the Company in
any such suit or proceeding.

EACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING FOR AVOIDANCE
OF DOUBT EACH OWNER AND
HOLDER THEREBY
IRREVOCABLY WAIVES TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY IN
ANY SUIT ACTION OR
PROCEEDING AGAINST THE
COMPANY ANDOR THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF
OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES THE
AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS
THE DEPOSIT AGREEMENT
OR ANY TRANSACTION
CONTEMPLATED HEREIN OR
THEREIN OR THE BREACH
HEREOF OR THEREOF
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE
VALIDITY OR TERMINATION
WHETHER BASED
ON CONTRACT TORT OR ANY
OTHER THEORY.

To the extent that the Company
or any of its properties assets or
revenues may have or hereafter
become entitled to or have
attributed to it any right of
immunity on the grounds of
sovereignty or otherwise from
any legal action suit or
proceeding from the
giving of any relief in any respect
thereof from setoff or
counterclaim from the
jurisdiction of any court from
service of process from
attachment upon or prior to
judgment from attachment in aid
of execution or judgment or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment
in any jurisdiction in which
proceedings may at any time be
commenced with respect to its
obligations liabilities or any
other matter under or arising out
of or in connection with the
Shares or Deposited Securities
the American Depositary Shares
the Receipts or the Deposit
Agreement the Company to the
fullest extent permitted by law
hereby irrevocably and
unconditionally waives and
agrees not to plead or claim any
such immunity and consents to
such relief and enforcement.

24. MAINTENANCE OF
RECORDS.
The Depositary agrees to
maintain records of all Receipts
surrendered and Deposited
Securities withdrawn under
Section 2.05 of the Deposit
Agreement substitute Receipts or
uncertificated American
Depositary Shares delivered
under Section 2.07
of the Deposit Agreement and
cancelled or destroyed Receipts
under Section 2.08 of the
Deposit Agreement in keeping
with procedures ordinarily
followed by stock transfer agents
located in the City of New York.

25. DISCLOSURE OF
INTERESTS.
Notwithstanding any other
provisions of this Deposit
Agreement each Holder of
Receipts agrees to comply with
the Companys articles of
association as they may be
amended from time to time and
the laws of Sweden with respect
to disclosure
requirements if any regarding
ownership of Deposited
Securities and shares in and
other securities and debt
obligations of the Company all as
if such Receipts were to the
extent practicable the Shares
represented thereby. The
Depositary shall at the
Companys reasonable written
request send to any Holder
specified by the Company a
notice requiring such Holder to
notify the Depositary as to
whether any of such Holders
American Depositary Shares
represented by any of the
Receipts held by or registered in
the name of such Holder are
being held directly or indirectly
for some person other than such
Holder and if so the name
address and citizenship of such
other person or persons.



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